NUMBER

GEOVAX LABS, INC.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP 373678 60 6

CUSIP 373678 70 5

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF

GEOVAX LABS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:

GEOVAX LABS, INC. CORPORATE SEAL DELAWARE

CFO and Secretary

President and CEO

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

1001

ABCorp Secure since 1795

711 ARMSTRONG LANE
COLUMBIA, TN 38401
(931) 388-3003

PROOF OF: JANUARY 2, 2026
GEOVAX LABS, INC.
WO - 26000005 FACE
OPERATOR: TS
NEW

PRODUCTION COORDINATOR: NICKY DECKARD 931-305-2908

Barcut + cusip number overprints in red. Previously printed certificate printed with intaglio in SC-3 dark green; seal + signatures + text in black ink. Control number shown for position.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

UNIF TRF MIN ACT – ________ Custodian (until age ________)
(Cust)
____________ under Uniform Transfers
(Minor)
to Minors Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

____

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute

and appoint ____

____

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ____________________

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed

By ____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.